EXHIBIT 23.1






                               CONSENT OF COUNSEL


     We herby consent to the reference to us in the Prospectus constituting part of this Post-Effective Amendment No.1 to the Form SB-2 Registration Statement for BioQuest International, Inc., under the caption "Experts."




                                         /s/ CARL N, DUNCAN, ESQ.
                                             Carl N. Duncan, Esq.


Bethesda, Maryland
November 28, 2001